(BULL LOGO)
Merrill Lynch Investment Managers


Annual Report
August 31, 2002


Merrill Lynch
Senior Floating
Rate Fund II, Inc.


www.mlim.ml.com


Merrill Lynch Senior Floating Rate Fund II, Inc. seeks to provide shareholders with as high a level of current income and such preservation of capital as is consistent with investment in senior collateralized corporate loans made by banks and other financial institutions.

This report, including the financial information herein, is transmitted for use to shareholders of Merrill Lynch Senior Floating Rate Fund II, Inc. for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Fund has the ability to leverage its Common Stock to provide Common Stock shareholders with a potentially higher rate of return. Leverage creates risk for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of Common Stock shares, and the risk that fluctuations in short-term interest rates may reduce the Common Stock's yield. Statements and other information herein are as dated and are subject to change.



Merrill Lynch Senior Floating Rate Fund II, Inc.
Box 9011
Princeton, NJ
08543-9011



Printed on post-consumer recycled paper



Merrill Lynch Senior Floating Rate Fund II, Inc.


DEAR SHAREHOLDER


Investment Approach
Merrill Lynch Senior Floating Rate Fund II, Inc. consists largely of participations in leveraged bank loans. These loans are generally senior secured floating rate investments. In response to general economic events and trends, the bank loan market tends to move in a similar direction, but with less volatility, as the high-yield bond market. The linkage between the two markets can be ascribed to the fact that the issuers of debt as well as the buyers of that debt tend to participate in both markets (based on similar credit rating and risk/reward profiles of the markets). The lower price volatility of bank loan investments is caused by two factors. First, bank loans are usually senior secured obligations and, thus, they generally offer investors principal protection that the unsecured bonds do not. Second, bank loans are generally floating rate instruments and, therefore, their principal value generally does not move inversely to interest rate movements, as is the case with fixed income bonds.


Market Review
Looking back at the year ended August 31, 2002, in our opinion, it was one of the most trying in recent memory for the financial markets and the bank loan market, in particular. The astounding events that transpired during the period shook the market in unprecedented ways, permanently changing how we view the market and approach investing in it. Despite the magnitude of, first, the tragedy of September 11, 2001 and, then, the shock of the revelation of fraud at some of the largest and most respected companies in our market, the year did produce some reasons to be optimistic about the future. In fact, it is with a renewed, while cautious, sense of optimism that we have opened the next 12-month period.

Most simply, the year can be divided into three distinct periods of time: from mid-September 2001 through mid-November 2001, from the second half of November 2001 through mid-May 2002, and, finally, from the second half of May 2002 through the end of August 2002. The first and third periods were marked by intense price pressure in the secondary trading markets and a dearth of transactions in the primary. The second period and, at least initially, the start of the new fiscal year for the Fund demonstrated the market's resiliency and investors' belief in an improving economic picture.

The first period, of course, was wholly the product of the market's reaction to the events of September 11, 2001. The fear and uncertainty that was suddenly forced that day into all Americans' daily lives threw the financial markets into an immediate and precipitous freefall. The negative effect on the markets was compounded and, likely, elongated by the anthrax scare that followed. The impact on the bank loan market was most identifiably manifested in terms of prices and liquidity. Almost without exception, leveraged loan prices moved lower and remained mired there for almost two full months. Stressed and distressed companies as well as companies directly related to the travel and lodging industries showed the greatest reaction, but even par and near-par companies with little potential exposure to terrorism felt some impact.

Commencing in mid-November, once the anthrax scare had fallen from the daily headlines and been replaced by positive news from the war in Afghanistan, the loan market began to rebound. The upward movement was tentative yet pronounced and continued well into 2002. Bids in the secondary market rebounded, partially recouping the significant decreases in net asset value brought about during the previous two months. Importantly, the new-issue transaction flow found a revival during the period as investors began to wade back into market. On the institutional leveraged loan side, this movement was largely led by the continued growth of the collateralized debt obligation (CDO) market. CDO investors were looking for places to invest at a time when the bank loan market, chastened by the poor underwriting standards of the mid-to-late 1990s, began to demand tighter financial covenants (such as leverage ratios and interest coverage ratios), stronger security and seniority rights and more credible collateral packages. Additionally, the prospect of an increasing interest rate environment also made the bank loan market attractive. Ultimately, the ramp-up demand from new CDOs did not simply buoy the prices of the quality bank loans but, in fact, led to a pronounced supply-demand imbalance in the market. This imbalance was the root of a rally in the secondary market and lower offering yields and tighter allocations in the primary market during first quarter 2002 and the first part of second quarter 2002.



Merrill Lynch Senior Floating Rate Fund II, Inc., August 31, 2002


The rally and its concomitant effects on the market were quickly squelched midway through May 2002 as news that accounting improprieties and other corporate misdeeds were not limited to Enron Corporation but, in fact, would surface at some of the most visible issuers of high-yield securities. This new type of uncertainty--that which surrounded not a company's ability to generate profits but, instead, its veracity in reporting them--rocked the financial markets. As the uncertainty grew with each new revelation, the momentum built from the fourth quarter 2001 rebound and a positive first four and a half months of the year was reversed, bids in the secondary market weakened noticeably and the market recorded two consecutive months of negative total return. However, the unsettling news did serve to stem the growing tide of narrowing spreads and lowered average allocations in the primary bank loan syndication market. Consistent with the dichotomy seen in market total return, the pace of new issuance dropped off in June, with those transactions still in queue forced to offer more attractive terms than had been available to high-yield borrowers during the first five months of the year.

As a postscript to the discussion of the fiscal year ended August 31, 2002, it is worth noting that in late August and early September 2002, the bank loan market lifted on the strength of positive operating results and the reaffirmation of asset values (through merger and acquisition activity) at some of the largest issuers of below investment-grade paper. We take this as a validation of our theory that much of the market's recent decline was driven by technicals, the negative effects of which could largely be reversed with the emergence of a more normal market.


Portfolio Performance
The Fund's effective net yield for the 12-month period ended August 31, 2002 was 4.82%, compared to a yield of 7.51% for the same period a year earlier. The Fund's net asset value declined from $9.55 per share to $8.64 per share during the period. During the 12-month period ended August 31, 2002, the Fund earned $.407 per share income dividends, representing a net annualized yield of 4.84%, based on a period ending per share net asset value of $8.64 per share. The Fund's total investment return during the period was -5.32% based on the $.91 per share decrease in net asset value and assuming reinvestment of $.419 per share income dividends. Since inception (March 26, 1999) through August 31, 2002, the Fund's total investment return was +8.34%, based on a change in per share net asset value from $10.00 to $8.64, assuming reinvestment of $2.19 per share income dividends.

The net asset value of the Fund followed very closely the pattern set by the bank loan market during the 12-month period ended August 31, 2002. At September 10, 2001, the net asset value stood at $9.55; just three weeks later, it had fallen $.29. The downward pressure continued (but at a slower pace) through the second week of November. As confidence began to return to the market in mid-fourth quarter 2001, the technical price pressures felt in the secondary market began to lift, allowing the Fund's net asset value to rise. This recovery was partially complete by mid-May 2002. However, once news of the financial scandals emerged, the Fund's net asset value went through a similar, technicals-induced freefall, bottoming in mid-August. The incipient rally of late August allowed the net asset value to finish the fiscal year at $8.64.

From a sector perspective, the cable industry, a traditional overweighting for the Fund, proved to have the greatest impact during the year. Issuers in this sector were hit hard by the scandal at Adelphia Communications, producing an outsized negative effect on the Fund. We view the negative effect on the price of this sector's paper to be largely technical in nature (even at the bankrupt Adelphia Communications) and, consequently, we have remained constructive. In our view, the senior secured debt of all of our large portfolio cable companies is well below the intrinsic value of the assets securing that debt.

The next largest detractor to performance was wireless telecommunications. Our exposure to this sector is largely represented by our investment in the bellwether high-yield credit, Nextel Communications, Inc. During the past 12 months, the price of the bank debt of Nextel has experienced the spillover effect of pressure exerted on the company's subordinated debt and equity, moving from the low 90s to the mid-70s. We continue to be confident that our senior secured position affords us adequate asset protection in the company. Nextel recently reported positive results, allowing the bank debt to move from its 12-month low of just below 77 (in August) to 84.75.



Merrill Lynch Senior Floating Rate Fund II, Inc., August 31, 2002


Despite our decision to reduce our exposure to wired telecommunications, that sector managed to impose the third-largest negative effect on the Fund's performance during the fiscal year. At August 31, 2001, wired telecommunications investments represented 2.4% of the total assets of the Fund and by August 31, 2002 had been entirely eliminated. The asset that proved to have the most impact in this sector was Global Crossing Holdings Ltd., the undersea fiber optic provider that filed for bankruptcy in January 2002. While our sale of this holding was prior to the filing, the Fund still sustained significant market value reductions in connection with the company. Individual credits of note representing the best performers for the year were Dade Behring Inc., Tenneco Automotive Inc. and
LTV Corporation. Among the worst performers for the year were Global Crossing Holdings Ltd., Mission Energy Holdings and Century Cable LLC.


Investment Activities
From a sector perspective, we continue to put the most emphasis on those industries with strong asset values and stable cash flow characteristics. Cable television services remains the sector with the highest concentration, at 17.1% of total assets, followed by wireless telecommunications at 10.3% of total assets. The Fund continues to be well diversified as of August 31, 2002, with holdings of 67 different issuers in 30 different sectors, down slightly from 74 and 32, respectively, 12 months ago.

As compared to the Credit Suisse First Boston Leveraged Loan Index at August 31, 2002, the Fund was underweight Ba and above-rated issues (47.0% of total assets compared to 56.6%), overweight B-rated issues (34.8% compared to 26.8%), underweight Caa or below-rated issues (4.2% compared to 6.8%) and overweight in securities not rated (13.9% compared to 9.9%). (Rating percentages are according to Moody's Investors Service.) It is worthwhile to note that the Fund's Caa and below investments saw a significant increase (from at or near 0.0% for most of 2002) only as recently as August 2002, primarily because of the bankruptcy of Adelphia Communications and its subsidiaries, which are large holdings of the Fund. While the bankruptcy significantly impacts the Fund's credit weighting composition and near-term net asset value, because of the previously mentioned asset values, we do not believe that it will dramatically alter our ultimate recovery on the holdings.


In Conclusion
It remains our view that despite the recent decreases in the Fund's net asset value, the senior secured positions of the Fund's holdings could be the catalyst to recoveries in the net asset value and total return should the market momentum that formed in the last two weeks of August be sustained in the coming months. The pressure faced by the market during the last few months did manage to reverse what had been a growing trend of narrowing spreads and lowered average allocations in the primary market. We plan to take advantage of the return to more favorable pricing and structures by staying active in the primary market as the pipeline of new transactions built up prior to Labor Day begins to come to market in September.

We thank you for your investment in Merrill Lynch Senior Floating
Rate Fund II, Inc., and we look forward to reviewing our outlook and strategy with you again in our next report to shareholders.


Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director/Trustee



(Kevin J. Booth)
Kevin J. Booth
Vice President and Portfolio Manager



(Joseph Matteo)
Joseph Matteo
Vice President and Portfolio Manager


October 14, 2002



Merrill Lynch Senior Floating Rate Fund II, Inc., August 31, 2002


THE BENEFITS AND RISKS OF LEVERAGING


Merrill Lynch Senior Floating Rate Fund II, Inc. has the ability to utilize leverage through the borrowings or issuance of short-term debt securities or shares of Preferred Stock. The concept of leveraging is based on the premise that the cost of assets to be obtained from leverage will be based on short-term interest rates, which normally will be lower than the return earned by the Fund on its longer-term portfolio investments. To the extent that the total assets of the Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Fund's Common Stock shareholders will benefit from the incremental yield.

Leverage creates risks for holders of Common Stock including the likelihood of greater net asset value and market price volatility. In addition, there is the risk that fluctuations in interest rates on borrowings (or in the dividend rates on any Preferred Stock, if the Fund were to issue the Preferred Stock) may reduce the Common Stock's yield and negatively impact its market price. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Fund's net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, the Fund's net income will be less than if leverage had not been used, and therefore the amount available for distribution to Common Stock shareholders will be reduced. In this case, the Fund may nevertheless decide to maintain its leveraged position in order to avoid capital losses on securities purchased with leverage. However, the Fund will not generally utilize leverage if it anticipates that its leveraged capital structure would result in a lower rate of return for its Common Stock than would be obtained if the Common Stock were unleveraged for any significant amount of time.



PORTFOLIO PROFILE (unaudited)


As Of August 31, 2002

                                    Percent of
Ten Largest Holdings               Total Assets

Huntsman International LLC++            4.9%
Nextel Communications, Inc.             4.1
Charter Communications Holdings         3.7
Spectracite Communications              3.2
Wyndham International, Inc.++           3.0
TNP Enterprises, Inc.                   2.5
Liberty Group Operating                 2.5
Ameristar Casinos Inc.                  2.3
Pegasus Media & Communications          2.3
Mueller Group                           2.2

++Includes combined holdings.



                                    Percent of
Five Largest Industries            Total Assets

Cable Television Services              17.1%
Wireless Telecommunications            10.3
Tower Construction & Leasing            7.1
Chemicals                               6.6
Utilities                               6.2



                                    Percent of
Quality Ratings                     Long-Term
S&P/Moody's                        Investments

BBB/Baa                                 7.0%
BB/Ba                                  42.7
B/B                                    38.7
CCC/Caa                                 5.0
D/D                                     0.2
NR (Not Rated)                          6.4




Merrill Lynch Senior Floating Rate Fund II, Inc., August 31, 2002


FINANCIAL INFORMATION

Statement of Assets and Liabilities                                        Merrill Lynch Senior Floating Rate Fund II, Inc.

                As of August 31, 2002
Assets:         Investment in Master Senior Floating Rate Trust, at value
                (identified cost--$211,808,328)                                                             $   182,205,198
                Prepaid registration fees                                                                           107,740
                                                                                                            ---------------
                Total assets                                                                                    182,312,938
                                                                                                            ---------------

Liabilities:    Payables:
                   Dividends to shareholders                                              $       162,252
                   Administrator                                                                   65,635           227,887
                                                                                          ---------------
                Accrued expenses                                                                                     59,303
                                                                                                            ---------------
                Total liabilities                                                                                   287,190
                                                                                                            ---------------

Net Assets:     Net assets                                                                                  $   182,025,748
                                                                                                            ===============

Net Assets      Common Stock, par value $.10 per share; 1,000,000,000 shares
Consist of:     authorized                                                                                  $     2,105,719
                Paid-in capital in excess of par                                                                228,705,592
                Undistributed investment income--net                                      $        65,366
                Accumulated realized capital losses on investments from the
                Trust--net                                                                   (19,247,799)
                Unrealized depreciation on investments from the Trust--net                   (29,603,130)
                                                                                          ---------------
                Total accumulated losses--net                                                                  (48,785,563)
                                                                                                            ---------------
                Net Assets--Equivalent to $8.64 per share based on 21,057,189
                shares of capital stock outstanding                                                         $   182,025,748
                                                                                                            ===============

See Notes to Financial Statements.


Statement of Operations                                                    Merrill Lynch Senior Floating Rate Fund II, Inc.

                For the Year Ended August 31, 2002
Investment      Net investment income allocated from the Trust:
Income from        Interest                                                                                 $    17,784,750
the Trust--Net:    Expenses                                                                                     (3,098,734)
                                                                                                            ---------------
                Net investment income from the Trust                                                             14,686,016
                                                                                                            ---------------

Expenses:       Administration fees                                                       $     1,109,012
                Tender offer fees                                                                 219,574
                Registration fees                                                                 180,100
                Transfer agent fees                                                               158,415
                Professional fees                                                                  95,779
                Printing and shareholder reports                                                   44,859
                Other                                                                              15,158
                                                                                          ---------------
                Total expenses                                                                                    1,822,897
                                                                                                            ---------------
                Investment income--net                                                                           12,863,119
                                                                                                            ---------------

Realized &      Realized loss on investments from the Trust--net                                               (15,359,197)
Unrealized      Change in unrealized depreciation on investments from the
Loss from the   Trust--net                                                                                     (14,064,895)
Trust--Net:                                                                                                 ---------------
                Total realized and unrealized loss on investments--net                                         (29,424,092)
                                                                                                            ---------------
                Net Decrease in Net Assets Resulting from Operations                                        $  (16,560,973)
                                                                                                            ===============

See Notes to Financial Statements.


Merrill Lynch Senior Floating Rate Fund II, Inc., August 31, 2002


FINANCIAL INFORMATION (continued)

Statements of Changes in Net Assets                                        Merrill Lynch Senior Floating Rate Fund II, Inc.

                                                                                                 For the Year Ended
                                                                                                     August 31,
Increase (Decrease) in Net Assets:                                                             2002              2001++
Operations:     Investment income--net                                                    $    12,863,119   $    32,128,962
                Realized losson investments from the Trust--net                              (15,359,197)         (709,706)
                Change in unrealized appreciation/depreciation on investments and
                from the Trust--net                                                          (14,064,895)      (13,468,551)
                                                                                          ---------------   ---------------
                Net increase (decrease) in net assets resulting from operations              (16,560,973)        17,950,705
                                                                                          ---------------   ---------------

Dividends to    Investment income--net                                                       (12,863,119)      (32,128,962)
Shareholders:                                                                             ---------------   ---------------
                Net decrease in net assets resulting from dividends
                to shareholders                                                              (12,863,119)      (32,128,962)
                                                                                          ---------------   ---------------

Capital Share   Net decrease in net assets derived from capital share
Transactions:   transactions                                                                (164,790,468)      (51,589,774)
                                                                                          ---------------   ---------------

Net Assets:     Total decrease in net assets                                                (194,214,560)      (65,768,031)
                Beginning of year                                                             376,240,308       442,008,339
                                                                                          ---------------   ---------------
                End of year*                                                              $   182,025,748   $   376,240,308
                                                                                          ===============   ===============

                *Undistributed investment income--net                                     $        65,366                --
                                                                                          ===============   ===============

++On October 6, 2000, the Fund converted from a stand-alone investment company to a "feeder" fund that seeks to achieve its investment objective by investing all of its assets in the Trust, a mutual fund that has the same investment objective as the Fund. All investments will be made at the Trust level. This structure is sometimes called a "master/feeder" structure.

See Notes to Financial Statements.


Merrill Lynch Senior Floating Rate Fund II, Inc., August 31, 2002


FINANCIAL INFORMATION (concluded)


Financial Highlights                                                       Merrill Lynch Senior Floating Rate Fund II, Inc.
                                                                                                                   For the
The following per share data and ratios                                                                            Period
have been derived from information                                                      For the                   March 26,
provided in the financial statements.                                                  Year Ended                 1999++ to
                                                                                       August 31,                August 31,
Increase (Decrease) in Net Asset Value:                                      2002      2001+++++       2000          1999
Per Share       Net asset value, beginning of period                        $   9.55     $   9.87     $  10.01     $  10.00
Operating                                                                   --------     --------     --------     --------
Performance:    Investment income--net                                           .43          .72          .77          .27
                Realized and unrealized gain (loss) on investments
                from the Trust--net                                            (.91)        (.32)        (.14)          .01
                                                                            --------     --------     --------     --------
                Total from investment operations                               (.48)          .40          .63          .28
                                                                            --------     --------     --------     --------
                Less dividends from investment income--net                     (.43)        (.72)        (.77)        (.27)
                                                                            --------     --------     --------     --------
                Net asset value, end of period                              $   8.64     $   9.55     $   9.87     $  10.01
                                                                            ========     ========     ========     ========

Total           Based on net asset value per share                           (5.32%)        4.25%        6.54%     3.02%+++
Investment                                                                  ========     ========     ========     ========
Return:**

Ratios to       Expenses, net of reimbursement++++                             1.78%        1.66%        1.58%        .55%*
Average                                                                     ========     ========     ========     ========
Net Assets:     Expenses++++                                                   1.78%        1.66%        1.68%       1.77%*
                                                                            ========     ========     ========     ========
                Investment income--net                                         4.64%        7.45%        7.80%       6.77%*
                                                                            ========     ========     ========     ========

Supplemental    Net assets, end of period (in thousands)                    $182,026     $376,240     $442,008     $229,426
Data:                                                                       ========     ========     ========     ========
                Portfolio turnover                                                --           --       46.95%       28.49%
                                                                            ========     ========     ========     ========

*Annualized.
**Total investment returns exclude the early withdrawal charge, if any. The Fund is a continuously offered closed-end fund, the shares of which are offered at net asset value. Therefore, no separate market exists. The Fund's investment adviser waived a portion of its management fee. Without such waiver, the Fund's returns would have been lower.
++Commencement of operations.
++++Includes the Fund's share of the Trust's allocated expenses.
+++Aggregrate total investment return.
+++++On October 6, 2000, the Fund converted from a stand-alone investment company to a "feeder" fund that seeks to achieve its investment objective by investing all of its assets in the Trust, a mutual fund that has the same investment objective as the Fund. All investments will be made at the Trust level. This structure is sometimes called a "master/feeder" structure.

See Notes to Financial Statements.


Merrill Lynch Senior Floating Rate Fund II, Inc., August 31, 2002


NOTES TO FINANCIAL STATEMENTS


Merrill Lynch Senior Floating Rate Fund II, Inc.


1. Significant Accounting Policies:
Merrill Lynch Senior Floating Rate Fund II, Inc. (the "Fund) is registered under the Investment Company Act of 1940 as a continuously offered, non-diversified, closed-end management investment company. The Fund seeks to achieve its investment objective by investing all of its assets in the Master Senior Floating Rate Trust (the "Trust"), which has the same investment objective as the Fund. The value of the Fund's investment in the Trust reflects the Fund's proportionate interest in the net assets of the Trust. The performance of the Fund is directly affected by the performance of the Trust. The financial statements of the Trust, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The percentage of the Trust owned by the Fund at August 31, 2002 was 99.9%. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--The Fund records its investment in the Trust at fair value. Valuation of securities held by the Trust is discussed in Note 1a of the Trust's Notes to Financial Statements, which are included elsewhere in this report.

(b) Investment income and expenses--The Fund records daily its proportionate share of the Trust's income, expenses and realized and unrealized gains and losses. In addition, the Fund accrues its own expenses.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no Federal income tax provision is required.

(d) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(e) Dividends and distributions--Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(f) Investment transactions--Investment transactions in the Trust are accounted for on a trade date basis.

(g) Reclassification--Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the current year's permanent book/tax differences of $65,365 have been reclassified between paid-in capital in excess of par and undistributed investment income net and $1 has been reclassified between accumulated net realized capital losses and undistributed investment income net. These reclassifications have no effect on net assets or net asset values per share.

2. Transactions with Affiliates:
The Fund has entered into an Administrative Services Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), a wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has an Administrative Services Agreement with FAM whereby FAM will receive a monthly fee equal to an annual rate of ..40% of the Fund's average daily net assets for the performance of administrative services (other than investment advice and related portfolio activities) necessary for the operation of the Fund.

Financial Data Services, Inc. ("FDS"), an indirect, wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.



Merrill Lynch Senior Floating Rate Fund II, Inc., August 31, 2002


Merrill Lynch Senior Floating Rate Fund II, Inc.


For the year ended August 31, 2002, FAM Distributors, Inc. ("FAMD"), a wholly-owned subsidiary of Merrill Lynch Group, Inc., earned early withdrawal charges of $96,513 relating to the tender of the Fund's shares.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, FAMD, FDS, and/or ML & Co.


3. Investments:
Increases and decreases in the Fund's investment in the Trust for the year ended August 31, 2002 were $21,153,154 and $201,037,629, respectively.


4. Capital Share Transactions:
Transactions in capital shares were as follows:


For the Year Ended                                       Dollar
August 31, 2002                         Shares           Amount

Shares sold                            2,194,320     $   20,145,305
Shares issued to shareholders
in reinvestment of dividends             707,775          6,479,160
                                  --------------     --------------
Total issued                           2,902,095         26,624,465
Shares redeemed                     (21,227,016)      (191,414,933)
                                  --------------     --------------
Net decrease                        (18,324,921)     $(164,790,468)
                                  ==============     ==============



For the Year Ended                                       Dollar
August 31, 2001                         Shares           Amount

Shares sold                            9,290,501     $   90,014,304
Shares issued to shareholders
in reinvestment of dividends           1,649,893         15,966,656
                                  --------------     --------------
Total issued                          10,940,394        105,980,960
Shares redeemed                     (16,338,080)      (157,570,734)
                                  --------------     --------------
Net decrease                         (5,397,686)     $ (51,589,774)
                                  ==============     ==============



5. Distributions to Shareholders:
The tax character of distributions paid during the fiscal years ended August 31, 2002 and August 31, 2001 was as follows:



                                      8/31/2002        8/31/2001

Distributions paid from:
   Ordinary income                $   12,863,119     $   32,128,962
                                  --------------     --------------
Total taxable distributions       $   12,863,119     $   32,128,962
                                  ==============     ==============


As of August 31, 2002, the components of accumulated losses on a tax basis were as follows:

Undistributed ordinary income--net                  $       408,928
Undistributed long-term capital
gains--net                                                       --
                                                    ---------------
Total undistributed earnings--net                           408,928
Capital loss carryforward                               (3,998,312)
Unrealized losses--net                                (45,196,179)*
                                                    ---------------
Total accumulated losses--net                       $(48,785,563)**
                                                    ===============


*On August 31, 2002, the Fund had a net capital loss carryforward of $3,998,312, of which $5,039 expires in 2007, $58,214 expires in
2008, $3,070,668 expires in 2009 and $864,391 expires in 2010. This amount will be available to offset like amounts of any future taxable gains.
**The difference between book-basis and tax-basis net unrealized losses is attributable primarily to book/tax differences in the accrual of income on securities in default and the deferral of post-October capital losses.


6. Subsequent Event:
The Fund began a quarterly tender offer on October 21, 2002 that concludes on November 22, 2002.



Merrill Lynch Senior Floating Rate Fund II, Inc., August 31, 2002


INDEPENDENT AUDITORS' REPORT


The Board of Directors and Shareholders,
Merrill Lynch Senior Floating Rate Fund II, Inc.:

We have audited the accompanying statement of assets and liabilities of Merrill Lynch Senior Floating Rate Fund II, Inc. as of August 31, 2002, the related statements of operations for the year then ended, changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the periods presented. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch Senior Floating Rate Fund II, Inc. as of August 31, 2002, the results of its operations, the changes in its net assets and the financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
New York, New York
October 17, 2002



Merrill Lynch Senior Floating Rate Fund II, Inc., August 31, 2002


SCHEDULE OF INVESTMENTS                                                                   Master Senior Floating Rate Trust

                  S&P       Moody's       Face                      Senior Secured
Industries+++  Rating++++  Rating++++    Amount             Floating Rate Loan Interests*                          Value
Amusement &        BB-        Ba3   $ 1,000,000   Metro-Goldwyn-Mayer Co., Term B, due 6/30/2008             $    1,000,625
Recreational
Services--0.5%

Apparel--0.7%      NR++       NR++    4,568,714   Warnaco Inc., due 4/30/2003 (a)                                 1,336,349

Automotive         B+         B1      4,764,244   Citation Corporation, Term B, due 12/01/2007                    4,216,356
Equipment--5.5%                                   Tenneco Automotive Inc.:
                   B          B2      2,232,214      Term B, due 11/02/2007                                       2,097,585
                   B          B2      2,232,214      Term C, due 5/02/2008                                        2,097,585
                                                  Venture Holdings Co.:
                   CCC        B2      1,496,144      Term B, due 4/01/2005                                        1,084,704
                   CCC        B2        740,741      Term C, due 4/01/2005 (a)                                      538,889
                                                                                                             --------------
                                                                                                                 10,035,119

Broadcasting--     NR++       NR++    2,181,228   Bahakel Communications Ltd., Term B, due 6/30/2008              2,023,089
Radio &            NR++       Ba3     2,000,000   Citadel Communications, Term B, due 8/31/2009                   2,014,500
Television--4.4%                                  Granite Broadcasting Corp.:
                   CCC        Caa1    1,750,000      Term A, due 4/15/2004                                        1,745,625
                   CCC        Caa1    1,500,000      Term B, due 4/15/2004                                        1,496,250
                   NR++       NR++      818,622   VHR Broadcasting, Term B, due 12/31/2004                          663,084
                                                                                                             --------------
                                                                                                                  7,942,548

Business           BB-        Ba3     1,480,469   Transaction Network Services, Term B, due 4/03/2007             1,469,365
Services--0.8%

Cable Television   BB         Ba3     5,000,000   CC VI Operating Company LLC, Term B, due 11/12/2008             4,212,500
Services--18.4%    BB+        Ba3     3,980,000   CC VIII Operating Company LLC, Term B, due 2/02/2008            3,381,579
                   D          Caa1    5,000,000   Century Cable LLC, Discretionary Term, due 6/30/2009            3,521,875
                   BBB-       Ba3     8,476,250   Charter Communications Holdings, Term B, due 3/18/2008          7,314,628
                   NR++       NR++    5,193,698   Classic Cable Inc., Term B, due 1/31/2008                       4,103,022
                   BB+        Ba3     3,500,000   Insight Midwest, Term B, due 12/31/2009                         3,277,603
                   D          B2      4,000,000   Olympus Cable Holdings LLC, Term B, due 9/30/2010               3,209,092
                   B+         B1      4,925,000   Pegasus Media & Communications, Term, due 4/30/2005             4,432,500
                                                                                                             --------------
                                                                                                                 33,452,799

Chemicals--7.1%                                   Huntsman International LLC:
                   B+         B2      4,800,000      Term B, due 6/30/2007                                        4,809,000
                   B+         B2      4,800,000      Term C, due 6/30/2008                                        4,809,000
                   BB         Ba3     3,274,701   Lyondell Petrochemical Co., Term E, due 5/17/2006               3,280,841
                                                                                                             --------------
                                                                                                                 12,898,841

Computer-Related                                  Bridge Information Systems (a):
Products--0.2%     NR++       NR++      717,827      Multi Draw, due 7/07/2003                                      114,852
                   NR++       NR++    1,443,554      Term B, due 5/29/2005                                          230,968
                                                                                                             --------------
                                                                                                                    345,820

Consumer                                          Simmons Co.:
Products--2.1%     BB-        Ba3     1,781,162      Term B, due 10/29/2005                                       1,783,388
                   BB-        Ba3     1,990,313      Term C, due 10/29/2006                                       1,994,459
                                                                                                             --------------
                                                                                                                  3,777,847


Merrill Lynch Senior Floating Rate Fund II, Inc., August 31, 2002


SCHEDULE OF INVESTMENTS (continued)                                                       Master Senior Floating Rate Trust

                  S&P       Moody's       Face                      Senior Secured
Industries+++  Rating++++  Rating++++    Amount             Floating Rate Loan Interests*                          Value
Electronics/       NR++       B1    $   667,299   DD Inc., Term B, due 4/22/2005                             $      533,839
Electrical
Components--0.3%

Energy--1.7%       BB-        Ba3     1,126,452   Dresser Inc., Term B, due 4/10/2009                             1,132,285
                   BBB-       NR++    1,496,250   Pride International, Term, due 6/14/2007                        1,501,394
                   NR++       NR++      493,750   WH Energy, Term B, due 4/16/2007                                  495,602
                                                                                                             --------------
                                                                                                                  3,129,281

Environmental                                     IT Group Inc. (a):
Services--0.2%     D          NR++    1,455,000      Term, due 6/08/2007                                            160,050
                   D          NR++    1,438,983      Term B, due 6/11/2006                                          158,288
                                                                                                             --------------
                                                                                                                    318,338

Food & Kindred     BB         Ba3       993,750   American Seafood, Term B, due 3/31/2009                           998,719
Products--2.6%     BB+        Ba2     1,980,000   International Multi-Foods, Term B, due 2/28/2008                1,990,076
                   BB-        Ba3     1,722,638   Merisant Company, Term B, due 3/30/2007                         1,729,366
                                                                                                             --------------
                                                                                                                  4,718,161

Gaming--4.0%       B+         Ba3     4,416,376   Ameristar Casinos Inc., Term B, due 12/20/2006                  4,441,770
                   BB-        Ba2       997,500   Isle of Capri Casinos, Inc., Term B, due 4/25/2008              1,003,200
                   B+         B2      1,800,000   Marina District Finance Co., Term B, due 5/31/2007              1,791,000
                                                                                                             --------------
                                                                                                                  7,235,970

Health             BB-        Ba3       995,382   Davita Inc., Term B, due 3/31/2009                                998,680
Services--2.6%     BB-        Ba3     1,745,625   Mariner Health Care, Inc., Term B, due 5/01/2008                1,751,080
                   B+         B1      1,985,000   MedPointe Inc., Term B, due 9/30/2008                           1,996,166
                                                                                                             --------------
                                                                                                                  4,745,926

Hotels &                                          Wyndham International, Inc.:
Motels--3.2%       B          NR++    4,164,233      Increasing Rate Term, due 6/30/2004                          3,486,245
                   B          NR++    2,908,769      Term, due 6/30/2006                                          2,409,430
                                                                                                             --------------
                                                                                                                  5,895,675

Industrial         B+         B2      2,925,241   Muzak Audio, Term B, due 12/31/2006                             2,793,605
Services--1.5%

Leasing & Rental   B          B2      1,940,000   Anthony Crane Rental LP, Term, due 7/20/2006                    1,186,634
Services--2.1%     CCC+       NR++    2,795,085   Rent Way Inc., Term B, due 12/31/2003                           2,697,257
                                                                                                             --------------
                                                                                                                  3,883,891

Manufacturing--    B          B1      4,000,000   Alliance, Term, due 6/01/2007                                   3,984,168
5.9%               B+         B1      4,250,000   Mueller Group, Term E, due 5/31/2008                            4,255,313
                                                  SPX Corporation:
                   BB+        Ba2       937,500      Term B, due 9/30/2009                                          938,885
                   BB+        Ba2     1,562,500      Term C, due 3/31/2010                                        1,565,519
                                                                                                             --------------
                                                                                                                 10,743,885

Metals &           NR++       NR++    2,585,000   Copperweld Corp., Term A, due 5/23/2003                         2,093,850
Mining--1.1%

Packaging--0.6%    NR++       NR++    1,000,000   Berry Plastics, Term B, due 6/01/2010                           1,005,417

Paper--1.2%                                       Stone Container Corp.:
                   B+         Ba3     1,607,692      Term B, due 6/30/2009                                        1,608,295
                   B+         Ba3       592,308      Term C, due 6/30/2009                                          592,530
                                                                                                             --------------
                                                                                                                  2,200,825


Merrill Lynch Senior Floating Rate Fund II, Inc., August 31, 2002


SCHEDULE OF INVESTMENTS (continued)                                                       Master Senior Floating Rate Trust

                  S&P       Moody's       Face                      Senior Secured
Industries+++  Rating++++  Rating++++    Amount             Floating Rate Loan Interests*                          Value
Petroleum          BB+        Ba3   $ 3,978,132   Tesoro Petroleum Corp., Term B, due 12/31/2007             $    3,632,034
Refineries--2.0%

Printing &         B          B1      4,900,000   Liberty Group Operating, Term B, due 3/31/2007                  4,875,500
Publishing--4.5%   BB+        Baa3    1,250,000   Readers Digest Association, Term B, due 6/30/2008               1,240,625
                   B+         B1        975,656   Vertis, Inc. (Big Flower Press), Term B, due 12/06/2008           954,924
                   CCC-       B3      1,426,629   Ziff-Davis Inc., Term B, due 3/31/2007                          1,163,594
                                                                                                             --------------
                                                                                                                  8,234,643

Property           B+         B1      1,995,000   Corrections Corporation of America, Term B, due 3/31/2008       1,999,489
Management--1.1%

Retail & Retail    BB-        Ba3     1,250,000   Advanced Stores Company, Term C, due 11/30/2007                 1,255,209
Specialty--0.7%

Tower              BB-        B2      5,000,000   American Towers, Inc., Term B, due 12/31/2007                   4,179,690
Construction &     BB-        Ba3     3,896,000   Crown Castle Operating Corporation, Term B, due 3/31/2008       3,508,348
Leasing--7.6%      CC         B3      7,500,000   Spectracite Communications, Term B, due 12/31/2007              6,194,317
                                                                                                             --------------
                                                                                                                 13,882,355

Transportation     BB+        Ba1     3,247,280   Kansas City Southern Railroad, Term B, due 6/12/2008            3,258,555
Services--2.8%     B+         B1      1,819,930   North American Van Lines Inc., Term B, due 11/18/2007           1,811,968
                                                                                                             --------------
                                                                                                                  5,070,523

Utilities--6.6%    BBB-       Ba3     3,000,000   Calpine Corporation, Term B, due 5/31/2004                      2,597,142
                                                  Mission Energy Holdings:
                   NR++       Ba2     1,948,052      Term A, due 7/02/2006                                        1,066,559
                   BB-        Ba2     4,071,429      Term B, due 7/02/2006                                        2,229,107
                   NR++       Ba2     1,480,519      Term B, due 7/02/2007                                          810,584
                   BB+        Ba2     4,887,500   TNP Enterprises, Inc., Term, due 3/30/2006                      4,887,500
                   BBB-       Ba1       500,000   Western Resources  Inc., Term N, due 5/31/2005                    487,500
                                                                                                             --------------
                                                                                                                 12,078,392

Wireless                                          American Cellular Corp.:
Telecommuni-       CCC-       B3      2,036,200      Term B, due 3/31/2008                                        1,401,160
cations--11.1%     CCC-       B3      2,327,086      Term C, due 3/31/2009                                        1,601,326
                   B+         B1      4,331,250   Centennial Cellular Operating Co., Term C, due 11/30/2007       2,940,919
                                                  Sygnet Wireless Inc.:
                   B+         Ba3     1,550,584      Term B, due 3/23/2007                                        1,364,514
                   B+         Ba3     1,656,481      Term C, due 12/23/2007                                       1,457,703
                   BB-        Ba3     9,438,000   Nextel Communications, Inc., Term D, due 3/31/2009              8,000,281
                                                  Rural Cellular Corp.:
                   B+         Ba3     2,160,897      Term B, due 10/03/2008                                       1,730,518
                   B+         Ba3     2,160,897      Term C, due 4/03/2009                                        1,730,518
                                                                                                             --------------
                                                                                                                 20,226,939

                                                  Total Senior Secured Floating Rate Loan Interests
                                                  (Cost--$217,536,831)--103.1%                                  187,937,560


Merrill Lynch Senior Floating Rate Fund II, Inc., August 31, 2002


SCHEDULE OF INVESTMENTS (concluded)                                                       Master Senior Floating Rate Trust

                                          Face
                                         Amount                 Short-Term Securities                              Value
Commercial Paper**--2.5%            $ 4,524,000   General Motors Acceptance Corp., 1.98% due 9/03/2002       $    4,524,000

U.S. Government Agency                1,285,000   Freddie Mac Participation Certificates, 1.70% due
Obligations**--0.7%                               9/03/2002                                                       1,285,000

                                                  Total Short-Term Securities
                                                  (Cost--$5,809,000)--3.2%                                        5,809,000

Total Investments (Cost--$223,345,831)--106.3%                                                                  193,746,560
Liabilities in Excess of Other Assets--(6.3%)                                                                  (11,541,261)
                                                                                                             --------------
Net Assets--100.0%                                                                                           $  182,205,299
                                                                                                             ==============

*Senior secured floating rate loan interests in which the Fund invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium.
These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR (London Inter-
Bank Offered Rate), (ii) the prime rate offered by one or more major
United States banks or (iii) the certificate of deposit rate.
**Commercial Paper and certain U.S. Government Agency Obligations are traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Trust.
(a)Non-income producing security.
++Not Rated.
++++Ratings of issues shown have not been audited by Deloitte &
Touche LLP.
+++Industries are shown as a percent of net assets.

See Notes to Financial Statements.


Merrill Lynch Senior Floating Rate Fund II, Inc., August 31, 2002


FINANCIAL INFORMATION


Statement of Assets and Liabilities                                                       Master Senior Floating Rate Trust

                As of August 31, 2002
Assets:         Investments, at value (identified cost--$223,345,831)                                       $   193,746,560
                Cash                                                                                                117,054
                Receivables:
                   Interest                                                               $     1,394,713
                   Contributions                                                                  205,426         1,600,139
                                                                                          ---------------
                Prepaid expenses and other assets                                                                    57,347
                                                                                                            ---------------
                Total assets                                                                                    195,521,100
                                                                                                            ---------------

Liabilities:    Loans                                                                                            13,000,000
                Payables:
                   Investment adviser                                                             154,192
                   Interest on loans                                                               10,112           164,304
                                                                                          ---------------
                Accrued expenses and other liabilities                                                              151,497
                                                                                                            ---------------
                Total liabilities                                                                                13,315,801
                                                                                                            ---------------

Net Assets:     Net assets                                                                                  $   182,205,299
                                                                                                            ===============

Net Assets      Investors' capital                                                                          $   211,815,669
Consist of:     Unrealized depreciation on investments--net                                                    (29,610,370)
                                                                                                            ---------------
                Net assets                                                                                  $   182,205,299
                                                                                                            ===============

See Notes to Financial Statements.


Statements of Operations                                                                  Master Senior Floating Rate Trust

                For the Year Ended August 31, 2002
Investment      Interest                                                                                    $    17,519,881
Income:         Facility and other fees                                                                             266,367
                                                                                                            ---------------
                Total income                                                                                     17,786,248
                                                                                                            ---------------

Expenses:       Investment advisory fees                                                  $     2,628,649
                Professional fees                                                                 119,845
                Accounting services                                                               117,720
                Loan interest expense                                                              96,038
                Trustees' fees and expenses                                                        47,258
                Custodian fees                                                                     33,541
                Assignment fees                                                                    15,444
                Printing and shareholder reports                                                    9,367
                Offering costs                                                                      3,120
                Other                                                                              27,978
                                                                                          ---------------
                Total expenses                                                                                    3,098,960
                                                                                                            ---------------
                Investment income--net                                                                           14,687,288
                                                                                                            ---------------

Realized &      Realized loss on investments--net                                                              (15,359,304)
Unrealized      Change in unrealized depreciation on investments--net                                          (14,069,682)
Loss on                                                                                                     ---------------
Investments--   Total realized and unrealized loss on investments--net                                         (29,428,986)
Net:                                                                                                        ---------------
                Net Decrease in Net Assets Resulting from Operations                                        $  (14,741,698)
                                                                                                            ===============

See Notes to Financial Statements.


Merrill Lynch Senior Floating Rate Fund II, Inc., August 31, 2002


FINANCIAL INFORMATION (continued)

Statements of Changes in Net Assets                                                       Master Senior Floating Rate Trust

                                                                                             For the        For the Period
                                                                                            Year Ended    October 6, 2000++
                                                                                            August 31,      to August 31,
Increase (Decrease) in Net Assets:                                                             2002              2001
Operations:     Investment income--net                                                    $    14,687,288   $    30,852,550
                Realized loss on investments--net                                            (15,359,304)         (748,718)
                Change in unrealized depreciation on investments--net                        (14,069,682)      (11,028,179)
                                                                                          ---------------   ---------------
                Net increase (decrease) in net assets resulting from operations              (14,741,698)        19,075,653
                                                                                          ---------------   ---------------

Capital         Proceeds from contributions                                                    22,661,968       532,987,821
Transactions:   Fair value of withdrawals                                                   (202,646,242)     (175,232,303)
                                                                                          ---------------   ---------------
                Net increase (decrease) in net assets derived from capital
                transactions                                                                (179,984,274)       357,755,518
                                                                                          ---------------   ---------------

Net Assets:     Total increase (decrease) in net assets                                     (194,725,972)       376,831,171
                Beginning of period                                                           376,931,271           100,100
                                                                                          ---------------   ---------------
                End of period                                                             $   182,205,299   $   376,931,271
                                                                                          ===============   ===============

++Commencement of operations.

See Notes to Financial Statements.


Merrill Lynch Senior Floating Rate Fund II, Inc., August 31, 2002


FINANCIAL INFORMATION (continued)

Statement of Cash Flows                                                                   Master Senior Floating Rate Trust

                                                                                                         For the Year Ended
                                                                                                            August 31, 2002
Cash Provided   Net decrease in net assets resulting from operations                                        $  (14,741,698)
by Operating    Adjustments to reconcile net increase in net assets resulting from operations
Activities:     to net cash provided by operating activities:
                   Decrease in receivables                                                                        1,483,112
                   Decrease in other assets                                                                         109,207
                   Decrease in other liabilities                                                                  (210,430)
                   Realized and unrealized loss on investments--net                                              29,428,986
                   Amortization of premium and discount                                                         (1,041,780)
                                                                                                            ---------------
                Net cash provided by operating activities                                                        15,027,397
                                                                                                            ---------------

Cash Provided   Proceeds from principal payments and sales of loan interests                                    207,507,421
by Investing    Purchases of loan interests                                                                    (93,839,898)
Activities:     Proceeds from sales and maturities of short-term investments--net                                38,026,138
                                                                                                            ---------------
                Net cash provided by investing activities                                                       151,693,661
                                                                                                            ---------------

Cash Used       Cash receipts of borrowings                                                                      77,500,000
for Financing   Cash payments on borrowings                                                                    (64,500,000)
Activities:     Cash receipts on capital contributions                                                           22,785,458
                Cash payments on capital withdrawals                                                          (202,646,242)
                                                                                                            ---------------
                Net cash used for financing activities                                                        (166,860,784)
                                                                                                            ---------------

Cash:           Net decrease in cash                                                                              (139,726)
                Cash at beginning of year                                                                           256,780
                                                                                                            ---------------
                Cash at end of year                                                                         $       117,054
                                                                                                            ===============

Cash Flow       Cash paid for interest                                                                      $        85,926
Information:                                                                                                ===============


See Notes to Financial Statements.


Merrill Lynch Senior Floating Rate Fund II, Inc., August 31, 2002


FINANCIAL INFORMATION (concluded)


Financial Highlights                                                                      Master Senior Floating Rate Trust

                                                                                             For the        For the Period
                                                                                            Year Ended    October 6, 2000++
The following ratios have been derived from                                                 August 31,      to August 31,
information provided in the financial statements.                                              2002              2001
Total Investment                                                                                  (4.66%)                --
Return:                                                                                   ===============   ===============

Ratios to       Expenses, excluding interest expense                                                1.09%            1.06%*
Average                                                                                   ===============   ===============
Net Assets:     Expenses                                                                            1.12%            1.06%*
                                                                                          ===============   ===============
                Investment income--net                                                              5.31%            7.92%*
                                                                                          ===============   ===============

Leverage:       Amount of borrowings outstanding, end of period (in thousands)            $        13,000                --
                                                                                          ===============   ===============
                Average amount of borrowings outstanding during the period
                (in thousands)                                                            $         3,959                --
                                                                                          ===============   ===============

Supplemental    Net assets, end of period (in thousands)                                  $       182,205   $       376,931
Data:                                                                                     ===============   ===============
                Portfolio turnover                                                                 36.77%            19.53%
                                                                                          ===============   ===============


*Annualized.
++Commencement of operations.

See Notes to Financial Statements.


Merrill Lynch Senior Floating Rate Fund II, Inc., August 31, 2002


NOTES TO FINANCIAL STATEMENTS


Master Senior Floating Rate Trust


1. Significant Accounting Policies:
Master Senior Floating Rate Trust (the "Trust") is registered under the Investment Company Act of 1940 and is organized as a Delaware business trust. The Declaration of Trust permits the Trustees to issue nontransferable interests in the Trust, subject to certain limitations. The Trust's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The following is a summary of significant accounting policies followed by the Trust.

(a) Loan participation interests--The Trust invests in senior secured floating rate loan interests ("Loan Interests") with collateral having a market value, at time of acquisition by the Trust, which Trust management believes equals or exceeds the principal amount of the corporate loan. The Trust may invest up to 20% of its total assets in loans made on an unsecured basis. Depending on how the loan was acquired, the Trust will regard the issuer as including the corporate borrower along with an agent bank for the syndicate of lenders and any intermediary of the Trust's investment. Because agents and intermediaries are often commercial banks, the Trust's investment in corporate loans at August 31, 2002 could be considered to be concentrated in commercial banking.

(b) Valuation of investments--Loan Interests are valued in accordance with guidelines established by the Board of Directors. Loan Interests are valued at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation. For the limited number of Loan Interests for which no reliable price quotes are available, such Loan Interests will be valued by Loan Pricing Corporation through the use of pricing matrices to determine valuations. For Loan Interests for which an active secondary market does not exist to a reliable degree in the opinion of the Investment Adviser, such Loan Interests will be valued by the Investment Adviser at fair value, which is intended to approximate market value.

Other portfolio securities may be valued on the basis of prices furnished by one or more pricing services which determine prices for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. In certain circumstances, portfolio securities are valued at the last sale price on the exchange that is the primary market for such securities, or the last quoted bid price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales during the day. Short-term securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust.

(c) Derivative financial instruments--The Trust may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Trust is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Interest rate transactions--The Trust is authorized to enter into interest rate swaps and purchase or sell interest rate caps and floors. In an interest rate swap, the Trust exchanges with another party their respective commitments to pay or receive interest on a specified notional principal amount. The purchase of an interest rate cap (or floor) entitles the purchaser, to the extent that a specified index exceeds (or falls below) a predetermined interest rate, to receive payments of interest equal to the difference between the index and the predetermined rate on a notional principal amount from the party selling such interest rate cap (or floor).

(d) Income taxes--The Trust is classified as a partnership for Federal income tax purposes. As such, each investor in the Trust is treated as owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Trust. Accordingly, as a "pass through" entity, the Trust pays no income dividends or capital gains distributions. Therefore, no Federal income tax provision is required. It is intended that the Trust's assets will be managed so an investor in the Trust can satisfy the requirements of subchapter M of the Internal Revenue Code.



Merrill Lynch Senior Floating Rate Fund II, Inc., August 31, 2002


NOTES TO FINANCIAL STATEMENTS (concluded)


Master Senior Floating Rate Trust


(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Trust has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Trust's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Trust. For such services, the Trust pays a monthly fee at an annual rate of .95% of the average daily value of the Trust's net assets.

For the year ended August 31, 2002, the Trust reimbursed FAM $12,925 for certain accounting services.

Certain officers and/or trustees of the Trust are officers and/or directors of FAM, PSI, FDS, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended August 31, 2002 were $93,839,898 and $207,507,421 respectively.

Net realized losses for the year ended August 31, 2002 and net unrealized losses as of August 31, 2002 were as follows:


                                       Realized         Unrealized
                                        Losses            Losses

Loan interests                     $(15,357,627)      $(29,599,271)
Short-term investments                   (1,677)                 --
Unfunded loan interests                       --           (11,099)
                                   -------------      -------------
Total                              $(15,359,304)      $(29,610,370)
                                   =============      =============


As of August 31, 2002, net unrealized depreciation for Federal income tax purposes aggregated $29,600,755, of which $418,978 related to appreciated securities and $30,019,733 related to depreciated securities. At August 31, 2002, the aggregate cost of investments for Federal income tax purposes was $223,347,315.


4. Short-Term Borrowings:
The Trust, along with certain other funds managed by FAM and its affiliates, is a party to a $1,000,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Trust may borrow under the credit agreement to fund investors' withdrawals and for other lawful purposes. The Trust may borrow up to the maximum amount allowable under the Trust's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Trust pays a commitment fee of .09% per annum based on the Trust's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. For the year ended August 31, 2002, the average amount borrowed by the Fund was approximately $3,959,000 and the daily weighted average interest rate was 2.43%.



Merrill Lynch Senior Floating Rate Fund II, Inc., August 31, 2002


INDEPENDENT AUDITORS' REPORT


The Board of Trustees and Investors,
Master Senior Floating Rate Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Master Senior Floating Rate Trust as of August 31, 2002, the related statements of operations and cash flows for the year then ended and changes in net assets and the financial highlights for the year then ended, and for the period October 6, 2000 (commencement of operations) to August 31, 2001. These financial statements and the financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at August 31, 2002 by correspondence with the custodian and financial intermediaries; where replies were not received, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Master Senior Floating Rate Trust as of August 31, 2002, the results of its operations, its cash flows, the changes in its net assets and the financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.



Deloitte & Touche LLP
New York, New York
October 17, 2002



Merrill Lynch Senior Floating Rate Fund II, Inc., August 31, 2002


OFFICERS AND DIRECTORS/TRUSTEES

                                                                                              Number of
                                                                                              Portfolios     Other
                                                                                               in Fund     Director-
                                                                                               Complex       ships
                        Position(s)   Length                                                 Overseen by    Held by
                            Held     of Time                                                  Director/    Director/
Name, Address & Age      with Fund    Served    Principal Occupation(s) During Past 5 Years    Trustee      Trustee
Interested Director/Trustee

Terry K. Glenn*         President    1999 to    Chairman, Americas Region since 2001, and     118 Funds     None
P.O. Box 9011           and          present    Executive Vice President since 1983 of      169 Portfolios
Princeton,              Director/               Fund Asset Management, L.P. ("FAM") and
NJ 08543-9011           Trustee                 Merrill Lynch Investment Managers, L.P.
Age: 62                                         ("MLIM"); President of Merrill Lynch
                                                Mutual Funds since 1999; President of
                                                FAM Distributors, Inc. ("FAMD") since
                                                1986 and Director thereof since 1991;
                                                Executive Vice President and Director of
                                                Princeton Services, Inc. ("Princeton
                                                Services") since 1993; President of
                                                Princeton Administrators, L.P. since
                                                1988; Director of Financial Data
                                                Services Inc. since 1985.


*Mr. Glenn is a director, trustee or member of an advisory board of certain other investment companies for which FAM or MLIM acts as investment adviser. Mr. Glenn is an "interested person," as described in the Investment Company Act, of the Fund based on his positions as Chairman (Americas Region) and Executive Vice President of FAM and MLIM; President of FAMD; Executive Vice President of
Princeton Services; and President of Princeton Administrators, L.P.
The Director's/Trustee's term is unlimited. Directors/Trustees serve until their resignation, removal or death, or until December 31, of the year in which they turn 72. As Fund President, Mr. Glenn serves at the pleasure of the Board of Directors/Trustees.




                                                                                              Number of
                                                                                              Portfolios     Other
                                                                                               in Fund     Director-
                                                                                               Complex       ships
                        Position(s)   Length                                                 Overseen by    Held by
                            Held     of Time                                                  Director/    Director/
Name, Address & Age      with Fund   Served*    Principal Occupation(s) During Past 5 Years    Trustee      Trustee
Independent Directors/Trustees

Ronald W. Forbes        Director/    1999 to    Professor Emeritus of Finance, School of       45 Funds     None
P.O. Box 9011           Trustee      present    Business, State University of New York      54 Portfolios
Princeton,                                      at Albany since 2000; and Professor
NJ 08543-9011                                   thereof from 1989 to 2000; International
Age: 62                                         Consultant, Urban Institute, Washington,
                                                D.C. from 1995 to 1999.


Cynthia A. Montgomery   Director/    1999 to    Professor, Harvard Business School             45 Funds     Unum-
P.O. Box 9011           Trustee      present    since 1989.                                 54 Portfolios   Provident
Princeton,                                                                                                  Corporation
NJ 08543-9011                                                                                               and Newell
Age: 50                                                                                                     Rubbermaid
                                                                                                            Inc.


Charles C. Reilly       Director/    1999 to    Self-employed financial consultant             45 Funds     None
P.O. Box 9011           Trustee      present    since 1990.                                 54 Portfolios
Princeton,
NJ 08543-9011
Age: 71


Kevin A. Ryan           Director/    1999 to    Founder and currently Director Emeritus        45 Funds     None
P.O. Box 9011           Trustee      present    of the Boston University Center for the     54 Portfolios
Princeton,                                      Advancement of Ethics and Character and
NJ 08543-9011                                   Director thereof from 1989 to 1999;
Age: 70                                         Professor from 1982 to 1999 at Boston
                                                University.


Roscoe S. Suddarth      Director/    2000 to    Former President, Middle East Institute        45 Funds     None
P.O. Box 9011           Trustee      present    from 1995 to 2001.                          54 Portfolios
Princeton,
NJ 08543-9011
Age: 66



Merrill Lynch Senior Floating Rate Fund II, Inc., August 31, 2002

                                                                                              Number of
                                                                                              Portfolios     Other
                                                                                               in Fund     Director-
                                                                                               Complex       ships
                        Position(s)   Length                                                 Overseen by    Held by
                            Held     of Time                                                  Director/    Director/
Name, Address & Age      with Fund   Served*    Principal Occupation(s) During Past 5 Years    Trustee      Trustee
Independent Directors/Trustees (concluded)

Richard R. West         Director/    1999 to    Professor of Finance since 1984, and           45 Funds     Bowne &
P.O. Box 9011           Trustee      present    currently Dean Emeritus of New York         54 Portfolios   Co., Inc.;
Princeton,                                      University, Leonard N. Stern School                         Vornado
NJ 08543-9011                                   of Business Administration.                                 Realty Trust;
Age: 64                                                                                                     Alexander's
                                                                                                            Inc.


Edward D. Zinbarg       Director/    1999 to    Self-employed financial consultant             45 Funds     None
P.O. Box 9011           Trustee      present    since 1994.                                 54 Portfolios
Princeton,
NJ 08543-9011
Age: 67


*The Director's/Trustee's term is unlimited. Directors/Trustees serve until their resignation, removal or death, or until December
31 of the year in which they turn 72.




                        Position(s)   Length
                            Held     of Time
Name, Address & Age      with Fund   Served*    Principal Occupation(s) During Past 5 Years
Fund Officers

Donald C. Burke         Vice         1999 to    First Vice President of FAM and MLIM since 1997 and Treasurer thereof
P.O. Box 9011           President    present    since 1999; Senior Vice President and Treasurer of Princeton Services
Princeton,              and                     since 1999; Vice President of FAMD since 1999; Vice President of FAM and
NJ 08543-9011           Treasurer               MLIM from 1990 to 1997; Director of Taxation of MLIM since 1990.
Age: 42


Kevin J. Booth          Vice         2001 to    Director of MLIM since 1998; Vice President of MLIM since 1991.
P.O. Box 9011           President    present
Princeton,              and
NJ 08543-9011           Portfolio
Age: 46                 Manager


Joseph P. Matteo        Vice         2001 to    Director of MLIM since 2001; Vice President of MLIM since 1997;
P.O. Box 9011           President    present    Vice President at The Bank of New York from 1994 to 1997.
Princeton,              and
NJ 08543-9011           Portfolio
Age: 37                 Manager


Bradley J. Lucido       Secretary    1999 to    Director (Legal Advisory) of MLIM since 2002; Vice President of MLIM from
P.O. Box 9011                        present    1999 to 2002; Attorney associated with MLIM since 1995.
Princeton,
NJ 08543-9011
Age: 36


*Officers of the Fund serve at the pleasure of the Board of Directors/Trustees.


Custodian
The Bank of New York
90 Washington Street
New York, NY 10286


Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-637-3863